                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                           JETRONIC INDUSTRIES, INC.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                           JETRONIC INDUSTRIES, INC.
                             4200 Mitchell Street
                       Philadelphia, Pennsylvania 19128


                                  ----------
                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  ----------


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Jetronic Industries, Inc. (the "Company") will be held at Williamson's, Atop the GSB Building, Belmont and City Line Avenues, Bala Cynwyd, Pennsylvania, on September 24, 1998, at 1:00 p.m., for the purposes set forth below.

     1. To transact such business as may properly come before the meeting or any adjournment thereof.

     A proxy statement and proxy are enclosed herewith. If you are unable to attend the Annual Meeting in person you are urged to sign, date and return the enclosed proxy promptly in the enclosed addressed envelope which requires no postage if mailed in the United States.







                                     By Order of the Board of Directors



                                              Peter J. Kursman
                                                  President








Dated: Philadelphia, Pennsylvania
       July 24, 1998

                           JETRONIC INDUSTRIES, INC.
                             4200 Mitchell Street
                       Philadelphia, Pennsylvania 19128


                                  ----------
              PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                                  ----------


     This proxy statement is furnished to the shareholders of Jetronic Industries, Inc. (herein called the "Company") in connection with the Board of Directors' solicitation of proxies to be used at the Annual Meeting of Shareholders on September 24, 1998 or any adjournments thereof. This proxy statement was first mailed to Shareholders of the Company on or about July 27, 1998, accompanied by the Company's Annual Report to Shareholders for the fiscal year ended January 31, 1998.

     Only holders of Common Stock of record on the books of the Company at the close of business on July 24, 1998 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting. On that date, there were 3,664,499 shares of Common Stock outstanding. Each holder of record of Common Stock of the Company as of the Record Date will be entitled to one vote for each share of stock standing of record in his name, except that for the election of directors by Common Shareholders, shareholders shall be entitled to as many votes as shall equal the number of shares standing in their names multiplied by the number of directors to be elected, and they may cast all such votes for a single director or may distribute them among the number to be voted for. The nominees receiving the greatest number of votes cast at the Annual Meeting will be elected as directors.

     It is expected that the solicitation of proxies will be primarily by mail. Proxies may be solicited personally and by telephone by officers, directors or other representatives of the Company. The total expenses of preparing, assembling and mailing the proxy statement and accompanying notice and form of proxy, which are estimated to be $20,000, will be borne by the Company. Such expenses may also include reimbursement for out-of-pocket disbursements incurred by brokerage houses and other custodians, nominees or other fiduciaries for forwarding such documents to shareholders.

     Each proxy delivered pursuant to this solicitation is revocable by the person giving it at any time before it is voted. Proxies may be revoked by filing with the Secretary of the Company written notice of revocation bearing a later date than the proxy, by duly executing a subsequent proxy relating to the same shares of Common Stock or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy unless the shareholder votes his shares of Common Stock in person at the Annual Meeting. Any notice revoking a proxy should be sent to the Assistant Secretary of the Company, Leonard W. Pietrzak, 4200 Mitchell Street, Philadelphia, Pennsylvania 19128.

     Proxies given in the form enclosed, unless previously revoked, will be voted at the Annual Meeting in accordance with the instructions contained therein and if no choice is specified, will be voted in favor of proposals set forth herein.

                             ELECTION OF DIRECTORS

Nominees for Election as Directors

     The By-Laws of the Company were amended in 1975 to provide for a classified Board of Directors consisting of approximate equal classes, each to serve for a term of three years or until their successors shall have been elected and qualified. There are no Directors proposed for election this year.

     All directors who are presently serving, and who were elected previously for terms which have not expired are:

                                      Principal Occupation             Director
    Director               Age      During the Past Five Years          Since
    --------               ---      --------------------------          -----

Term expires 1999

Daniel R. Kursman.......... 72    Chairman of the Board and              1951
                                    Treasurer
Leonard W. Pietrzak........ 58    Vice President - Finance               1994

Term expires 2001

Peter J. Kursman........... 45    President (formerly Vice President)    1982
William L. Weiss........... 69    Attorney in private practice           1973


                         INFORMATION ABOUT MANAGEMENT

Executive Officers

     The following table contains information as to the Executive Officers of the Company.

                                                                        Officer
    Individual             Age            Position                       Since
    ----------             ---            --------                       -----

Daniel R. Kursman (1)...... 72    Treasurer                              1951
Peter J. Kursman (1)....... 45    President                              1978
Leonard W. Pietrzak........ 58    Vice President - Finance               1981

     All Executive Officers have held their present positions with the Company for at least five years, except for Peter J. Kursman who previously held the position of Vice President.

---------
(1) Peter J. Kursman is the son of Daniel R. Kursman.

Security Ownership

     The following table contains information as to the number of shares of the Company's Common Stock, owned as of May 1, 1998, by each Director and by all Directors and Officers of the Company as a group. The information is based upon information furnished by the persons concerned.

        Individual or Number          Shares of Company Stock      Percentage
         of Persons in Group             Owned Beneficially         of Class
        --------------------          -----------------------      ----------
Daniel R. Kursman..................         184,536                   5.0%
William L. Weiss...................           1,464                     *
All Directors and Officers
  as a group (two in group)........         186,000                   5.1%

---------
* Less than 1%

Summary Compensation Table

     The following table contains information with respect to the aggregate cash and non-cash compensation paid by the Company during the three years ended January 31, 1998 to the most highly compensated Executive Officers of the Company whose salary and bonus exceeded $100,000 for 1998.



                                                        Long-Term
                                                       Compensation
                                                          Awards
                                                        Securities    All other
                                                        Underlying  Compensation
Name & Principal Position (1)   Year   Salary    Bonus  Options(#)     (2)(3)
-----------------------------   ----   ------    -----  ----------   ----------
Daniel R. Kursman, Chairman
  of the Board, Treasurer
  and Director (4)              1998   103,490            100,000      1,143
                                1997   104,703                         1,461
                                1996   155,872                         3,579

Peter J. Kursman, President
  and Director (5)              1998   153,431  109,479   100,000      2,688
                                1997   155,951   64,072                1,796
                                1996   143,295   40,588                3,527

(1) Does not include fees paid to William L. Weiss, general counsel to the Company, in the amount of $40,000. Mr. Weiss is a Director of the Company.

(2) Directors who are not employees of the Company receive $1,250 per meeting and employee-Directors receive $700 per meeting.

(3) The Company has a defined contribution pension plan covering certain employees, including Officers (the "Jetronic Industries, Inc. Retirement Savings Plan"). Company contributions to the defined contribution pension plan are limited to .8% of a maximum of 4% of eligible contributions. Contributions made for the account of each individual during the fiscal year ended January 31, 1998 are included in the amounts reflected.

(4) Daniel P. Kursman is employed as Chairman of the Board under a contract expiring on March 31, 2000, at a current annual salary of $100,000.

(5) Peter J. Kursman is employed as President under a contract expiring February 1, 2001, at an annual salary of $150,000, plus a yearly bonus of 4% of certain subsidiary and 3% of certain divisional pretax earnings. In conjunction with his employment agreement, Mr. Kursman was granted 360,000 options to acquire common stock at a price of $.375 exercisable at the rate of 72,000 options per year, expiring in 2001.

Option Grants in Last Fiscal Year

                                                                           Potential
                                     Percent                               Realizable
                                     of Total                              Value Rates
                        Number of    Options                               of Stock
                        Securities   Granted to   Exercise                 Price
                        Underlying   Employees    or Base                  Appreciation
                         Options     in Fiscal    Price     Expiration     for Option
      Name               Granted        Year       ($/Sh)      Date           Term
      ----               -------     ---------     ------   ----------      -----------
                                                                           5%        10%
                                                                           --        ---
 Daniel R. Kursman       100,000         22%        $1.063     9/25/03    $1.357   $1.712
 Peter J. Kursman        100,000         22%         1.063     9/25/03     1.357    1.712
 Leonard W. Pietrzak      60,000         13%         1.063     9/25/03     1.357    1.712
 William L. Weiss         60,000         13%         1.063     9/25/03     1.357    1.712

Compensation Committee Report

     Decisions regarding compensation of the Company's executives are generally made by the two-member Stock Option and Compensation Committee (the "Compensation Committee") of the Company's Board of Directors.

     The compensation of the Company's Chief Executive Officer and other executive officers is comprised of annual salary and cash and stock incentives based on annual and long-term results of the Company. Annual increases, if any, are based on individual performance, level of responsibilities and the Company's overall performance.

PERFORMANCE GRAPH

     The following graph reflects a comparison of cummulative total returns for the Company's Common Stock during the five year period ended January 31, 1998 with the Dow Jones Industrial Average and the Dow Jones Industry Group Average for Diversified Technology.



450 |-------------------------------------------------------------------------|
    |                                                                         |
    |                                                                         |
400 |-------------------------------------------------------------------------|
    |                                                                         |
    |                                                                         |
350 |-------------------------------------------------------------------------|
    |                                                                         |
    |                                                                         |
300 |-------------------------------------------------------------------------|
    |                                                                         |
    |                                                                         |
250 |-------------------------------------------------------------------------|
    |                                                                       & |
    |                                                         &             * |
200 |---------------------------------------------------------*-------------#-|
    |                                                                         |
    |                                           &*                            |
150 |-------------------------------------------------------------------------|
    |                                                                         |
    |               &*            &*                          #               |
100 |&*#------------#---------------------------------------------------------|
    |                                                                         |
    |                             #                                           |
 50 |-------------------------------------------------------------------------|
    |                                           #                             |
    |                                                                         |
  0 |-------------------------------------------------------------------------|
    9/93           9/94          9/95          9/96          9/97          9/98



      & - DJA            * - Diversified Tech          # - Jetronic Industries

               DJA           Diversified Tech          Jetronic Industries
               ---           ----------------          -------------------
1993           100                  100                         100
1994           120                  120                         100
1995           116                  115                          53
1996           163                  155                          41
1997           206                  199                         106
1998           239                  219                         212

     The above graph assumes $100 invested on January 31, 1993 in Jetronic Industries, Inc. Common Stock, the Dow Jones Industrial Average and the Dow Jones Industry Group Average for Diversified Technology.

Certain Transactions

     In March 1969, the Company loaned Daniel R. Kursman $50,000 at 7 1/2% interest (the prime interest rate on that date) due on demand in order to exercise stock options to purchase Common Stock of the Company. The loan is collateralized by the 25,000 shares so acquired which had a market value of $67,200 on May 1, 1998. In January 1972, the terms of this loan, together with certain other advances made to Mr. Kursman which aggregated $4,500 were modified to provide for repayment of the $54,500 in January 1973 at 6 1/4% interest (1% above the prime rate on that date). In January 1972, the Company made further personal advances to Mr. Kursman of $18,000 at 6% interest (1% above the prime rate on that date) due in January 1973. During January 1973, the aggregate of all such indebtedness amounting to $72,500 was consolidated with interest at the rate of 7% and provision was made for payment in January 1974 and extended annually to January 31, 1999. Consideration has been received and accrued interest receivable reduced as follows: December 1975 - $10,000; March 1980 - $16,152; December 1982 - $10,000. Payment of principal at January 31, 1998 in the amount $73,000 has been extended until February 1, 1999. At January 31, 1998, the Company's effective rate for short-term borrowings was 11.4%. The differential between the rate charged and the Company's borrowing rate is not included in the remuneration table above. Mr. Kursman has undertaken to satisfy this obligation during the term of his current employment contract.

Board of Directors and Committees

     During the year ended January 31, 1998, the Board of Directors of the Company held one meeting. Every Director attended the meeting held in FY 1998. Daniel R. Kursman and William L. Weiss constitute the audit committee of the Board of Directors. The audit committee meets at least once a year and more frequently if required. The audit committee acts as a liaison between the Company's internal accounting staff and its independent accountants and reports to the Board of Directors with respect to financial reporting, financial practices and the adequacy of internal controls. William L. Weiss and Daniel R. Kursman constitute the Stock Option and Compensation Committee. The Stock Option and Compensation Committee determines to whom options will be granted under the 1990 Incentive Stock Option Plan and reviews executive salaries and bonus awards.

                            CERTAIN SECURITY OWNERS

     The following table sets forth information concerning each person who, to the knowledge of the Company, was the owner on May 1, 1998 of more than 5% of the outstanding shares of the Company's Common Stock.

                                                              Number
   Title         Name and Address             Nature of         of    Percentage
  of Class           of Owner                  Ownership      Shares   of Class
  --------       ----------------             ----------      ------  ----------
Common Stock    Robert L. Gipson              Record and      579,764    15.8%
                61 Broadway                   Beneficially
                New York, NY

Common Stock    Daniel B. Kursman             Record and      184,530    5.0%
                191 Presidential Boulevard    Beneficially
                Bala Cynwyd, PA

                            SHAREHOLDER PROPOSALS

     Shareholders who wish to submit proposals for inclusion in the Proxy Statement for the Company's Annual Meeting must submit the same to the Company on or before May 15 in the year in which the Shareholders' Meeting is to be held.

                           INDEPENDENT ACCOUNTANTS

     A representative of Asher & Company, Ltd., independent accountants for the Company for the year ended January 31, 1998, will be present at the Annual Meeting of Shareholders with the opportunity to make a statement if he so desires and to respond to appropriate questions.

                                   GENERAL

     Management does not know of any other matters which may come before the meeting. However, if any other business comes before the meeting or any adjournment thereof, proxies will be voted in accordance with the discretion of the persons named therein.

     All shareholders are urged to complete, date and sign the accompanying form of proxy and return it in the enclosed envelope which requires no postage if mailed in the United States.



                                            By Order of the Board of Directors


                                                      Peter J. Kursman
                                                          President

July 24, 1998
                                       6

                           JETRONIC INDUSTRIES, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints Peter J. Kursman and Leonard W. Pietrzak, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all of the shares of Common Stock of Jetronic Industries, Inc., which the undersigned is entitled to vote at the Annual Meeting of Shareholders thereof to be held September 24, 1998, and at any and all adjournments thereof, upon the following matters:


   1. Transaction of all such business as may properly come before the meeting or any adjournments thereof.

                           For [ ]       Against [ ]


                           (Please see reverse side)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM (1). IF NO SPECIFICATION IS MADE, SUCH STOCK WILL BE VOTED FOR SAID ITEM.


                                               Dated: -------------------- ,1998


                                               ---------------------------------
                                                    Signature of Shareholder


                                               ---------------------------------
                                                    Signature of Shareholder

                                               Please sign exactly as name
                                               appears. For joint account,
                                               each joint owner should sign.




          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
               PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY.